SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 28, 1998


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 6
             (Exact name of registrant as specified in its charter)


      California                   333-24111                   33-0761578
(State or other jurisdiction      (Commission                (IRS Employer
 of incorporation)                File Number)               Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565


                                       N/A
          Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

         a.       Financial Statements of Businesses Acquired.

                  Inapplicable.

b.       Proforma Financial Information

                  Proforma Balance Sheet, September 30, 1998 (Unaudited) Notes to Balance Sheet, September 30, 1998

c.       Exhibits

         10.1 Amended and Restated Agreement of Limited Partnership of Brighton Ridge Apartments, L.P.

         10.2 First Amendment to the Amended and Restated Agreement of Limited Partnership of Brighton Ridge Apartments, L.P.

         10.3 Second Amendment to the Amended and Restated Agreement of Limited Partnership of Brighton Ridge Apartments, L.P.



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




                 WNC HOUSING TAX CREDIT FUND VI, L.P., Series 6
                       (A California Limited Partnership)
                        (A Development-Stage Partnership)
                             PROFORMA BALANCE SHEET
                               September 30, 1998

                                     ASSETS

                                        Historical            Proforma                 Proforma
                                          Balance           Adjustments                 Balance

Cash and cash equivalents                 $ 1,290,449          $ 2,569,040
                                                                     7,000
                                                                  (210,105)            $ 3,656,384

Subscriptions receivable                      278,000               (7,000)                271,000

Investment in limited partnerships          4,068,755            4,933,705
                                                                   210,105               9,212,565

Other assets                                      955                                          955
                                            ---------         ------------             -----------
                                                                        -
                                          $ 5,638,159          $ 7,502,745            $ 13,140,904
                                            =========           ==========              ==========


                        LIABILITIES AND PARTNERS' EQUITY
LIABILITIES:

Payables to limited partnerships          $ 3,069,164            $4,933,705             $ 8,002,869
Accrued fees and expenses due to
  general partner and affiliates               43,830                     -                  43,830
                                               ------            ----------               ---------
                                            3,112,994             4,933,705               8,046,699
                                            ---------             ---------               ---------

PARTNERS' EQUITY (DEFICIT)
  General partner                              (3,885)              (4,307)                 (8,192)
  Original limited partner                      1,000                     -                   1,000
  Limited partners                          2,528,050             2,573,347               5,101,397
                                            ---------             ---------               ---------
              Total partners' equity        2,525,165             2,569,040               5,094,205
                                            ---------             ---------               ---------

                                           $ 5,638,159          $ 7,502,745            $ 13,140,904
                                             =========           ==========              ==========

                                  - Unaudited -
                See Accompanying Notes to Proforma Balance Sheet
                                      FS-1


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 6
                       (A California Limited Partnership)
                        (A Development-Stage Partnership)
                    NOTES TO UNAUDITED PROFORMA BALANCE SHEET


NOTE 1 - GENERAL

The information contained in the following notes to the proforma financial statements is condensed from that which appears in the financial statements. Accordingly, these proforma financial statements should be reviewed in conjunction with the financial statements and related notes thereto contained in the WNC Housing Tax Credit Fund VI, L.P., Series 6 financial statements dated September 30, 1998. WNC Housing Tax Credit Fund VI, L.P., Series 6 is referred to in these notes as the "Partnership."

NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS

As  of  September  30,  1998,  the   Partnership  had  acquired  a  limited
partnership interest in two limited partnerships: Trenton Village Apts., L.P. (TRENTON); and United Development Co., L.P. - 97.0 (UNITED 97.0). Subsequent to September 30, 1998, the Partnership has acquired an interest in Brighton Ridge Apartments, L.P. (BRIGHTON RIDGE) and Desloge Associates I, L.P. (DESLOGE), each of which owns one apartment complex, and is negotiating to acquire the limited partnership interests in three other partnerships that own five apartment complexes: Ottawa I, L.P. (OTTAWA); Preservation Partners I, L.P. (PRESERVATION); and West Mobile County Housing, Ltd. (WEST MOBILE). PRESERVATION owns the Autumn Ridge I Apartments (PRESERVATION AUTUMN), the Pontiac "A" Apartments (PRESERVATION PONTIAC) and the Shumway Apartments (PRESERVATION SHUMWAY). These investments commit the Partnership to capital contributions as follows:


                        BRIGHTON RIDGE                    $ 989,114
                        DESLOGE                           1,063,406
                        OTTAWA                              402,887
                        PRESERVATION AUTUMN                 166,332
                        PRESERVATION PONTIAC                166,101
                        PRESERVATION SHUMWAY                182,317
                        WEST MOBILE                       1,963,548
                                                          ---------
                                                         $4,933,705

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 6
                       (A California Limited Partnership)
                        (A Development-Stage Partnership)
                    NOTES TO UNAUDITED PROFORMA BALANCE SHEET


NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS (Continued)

In accordance with Article 11, Proforma Financial Information of Regulation S-X of the Securities and Exchange Commission, the accompanying proforma balance sheet was computed assuming that the limited partnerships discussed above were acquired at the end of the period presented. The first adjustment to cash and the adjustment to partners' equity of $2,569,040 reflects the net proceeds from October 1 to December 28, 1998 from issuance of 3,885 units of limited partners' capital ($3,087,250 less notes receivable and commissions and offering costs of $87,500 and $430,710, respectfully.) The second adjustment to cash and the adjustment to subscriptions receivable of $7,000 reflects the collection of subscriptions receivable from the above subscriptions. The adjustment to investment in limited partnerships and notes payable to limited partnerships of $4,933,705 reflects the Partnership's acquisition of the five limited partnership interests as if the Partnership's date of acquisition was September 30,1998. The second adjustment to investment in limited partnerships and the third adjustment to cash of $210,105 reflects the acquisition fee from the proceeds raised from October 1, 1998 to December 28, 1998.

The five limited partnerships (seven apartment complexes) were under construction or rehabilitation during the period presented and had no operations which should be reported. The Partnership will use the equity method of accounting to account for its investments in these local limited partnerships.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 6

Date: March 5, 1999              By:      WNC &  Associates, Inc.,
                                          General Partner

                                          By:      /s/ JOHN B. LESTER, JR.
                                                   John B. Lester, Jr.,
                                                   President


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